     Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included and/or incorporated by reference in this Form 10-K, into Bayou Steel Corporation’s previously filed Registration Statement on Form S-8 (File No. 333-50365).

     ARTHUR ANDERSEN LLP

New Orleans, Louisiana
December 5, 2001

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